Exhibit 10.20

Execution Version

SECOND OMNIBUS AMENDMENT TO THE CREDIT AGREEMENT, DEPOSITARY AGREEMENT AND INTERCREDITOR AGREEMENT

This Second Omnibus Amendment (this “Amendment”), dated as of September 28, 2017 amends and modifies (a) the Credit and Guaranty Agreement, dated as of February 25, 2016, as amended by the Omnibus Amendment and Waiver, dated October 14, 2016 (as further amended, restated, supplemented or otherwise modified from time to time the “Credit Agreement”), by and among Cheniere Energy Partners, L.P. (“Borrower”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent (in such capacity, the “Administrative Agent”), the Lenders party thereto from time to time (referred to herein as the “Lenders”) and each other Person party thereto from time to time, (b) the Depositary Agreement, dated as of February 25, 2016, as amended by the Omnibus Amendment and Waiver, dated October 14, 2016 (as further amended, restated, supplemented or otherwise modified from time to time, the “Depositary Agreement”), by and among Borrower, MUFG Union Bank, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”) and MUFG Union Bank, N.A., as Depositary Agent (in such capacity, the “Depositary Agent”) and each other Person party thereto from time to time and (c) the Intercreditor Agreement, dated as of February 25, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) by and among the Borrower, the Administrative Agent, the Collateral Agent, and each other Person party thereto from time to time. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that the Administrative Agent, the Collateral Agent and the Requisite Lenders agree to amend and modify the Credit Agreement, the Depositary Agreement and the Intercreditor Agreement as set forth herein; and

WHEREAS, the Administrative Agent, the Collateral Agent and the Requisite Lenders are willing to amend and modify certain provisions in the Credit Agreement, the Depositary Agreement and the Intercreditor Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.    Amendments to Credit Agreement. Each of the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party to this Amendment (constituting the Requisite Lenders) agrees that:

1.1Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)	The reference to “Section 2.18 (Ratable Sharing)” in the definition of “Aggregate Amounts Due” is hereby updated to “Section 2.16 (Ratable Sharing)”.

1.2Section 4.34 of the Credit Agreement shall be amended and restated in its entirety as follows:

“Ranking. The Financing Documents and the obligations evidenced thereby are and will at all times be direct and unconditional general obligations of the Credit Parties and rank and will at all times rank in right of payment and otherwise at least pari passu with all Senior Secured Debt and Senior Unsecured Debt (as defined in the Depositary Agreement), and senior in right of payment to all other Indebtedness of the Credit Parties whether now existing or hereafter outstanding.”

1.3Section 6.2(a) of the Credit Agreement shall be amended and restated in its entirety as follows:

“(i) Liens in favor of Collateral Agent for the benefit of Secured Parties granted pursuant to any Financing Document and (ii) Liens in favor of the Collateral Agent or any Senior Unsecured Debt Representative (as defined in the Depositary Agreement) in respect of any Additional Debt Service Reserve Account (as defined in the Depositary Agreement) established for the benefit of any Senior Unsecured Debt;”

Section 2.    Amendments to Depositary Agreement. Each of the Borrower, the Administrative Agent, the Collateral Agent and the Depositary Bank (at the direction of the Lenders party to this Amendment (constituting the Requisite Lenders)) agrees that:

2.1The following definitions shall be added into Section 1.1 of the Depositary Agreement in appropriate alphabetical order:

““Senior Unsecured Debt” shall mean any Refinancing of First Lien Obligations pursuant to Section 2.08 of the Intercreditor Agreement which is or, in accordance with its terms, becomes unsecured (except to the extent of any security interest in any Additional Debt Service Reserve Account established for the benefit of the holder of such Indebtedness).

“Senior Unsecured Debt Documents” shall mean any credit agreement, indenture and/or other agreements governing any Senior Unsecured Debt.

“Senior Unsecured Debt Representative” shall mean, with respect to any Senior Unsecured Debt, the administrative agent and/or trustee (as applicable) or any other similar agent, representative or Person under any Senior Unsecured Debt Document, in each case, together with its successors and permitted assigns in such capacity.

“True-Up Date” shall mean up to two additional Business Days within a Fiscal Quarter following any Quarterly Payment Date selected by the Borrower on which the Borrower may make the transfers contemplated by clause ninth of Section 3.1(b).”

2.2The paragraph beginning with the word “Second” in Section 3.1(b) of the Depositary Agreement shall be amended and restated in its entirety as follows:

“Second, from time to time when due, as specified in the Revenue Account Transfer Certificate referenced below, after transfer of amounts in accordance with clause First on such date, if any, the Depositary Bank shall to the extent available, pay all the fees, expenses or other amounts (including fronting fees, if any) then due and owing, to the Depositary Bank, the Collateral Agent, each Senior Class Debt Representative, each Senior Unsecured Debt Representative and each Issuing Bank (or issuing bank under any other First Lien Secured Debt Instrument), in their capacities as such (including the reasonable fees and expenses of their respective counsel) as set forth in a Revenue Account Transfer Certificate duly completed and delivered in accordance with Section 2.7; provided that if funds available to make such payments are not sufficient to make all such payments, the Depositary Bank shall apply the remaining funds on a pro rata basis based on the amounts owing to each such Person.”

2.3The paragraph beginning with the word “Third” in Section 3.1(b) of the Depositary Agreement shall be amended and restated in its entirety as follows:

“Third, on each Interest Payment Date or from time to time when due, after transfer of amounts in accordance with clauses First and Second on such date, if any, the Depositary Bank shall transfer either (x) to the Debt Service Payment Account or (y) with respect to amounts then due and payable or becoming due and payable on the date of the requested transfer, at the election of the Borrower, directly to the applicable Senior Class Debt Representative, Senior Unsecured Debt Representative or the other applicable Person, to the extent available, as the case may be, the amount of (i)(A) all fees (but excluding fees payable under clause Second) under and in respect of the Secured Credit Documents, (B) all fees (but excluding fees payable under clause Second) under and in respect of any Senior Unsecured Debt Documents, (C) all interest on Loans under the Credit Agreement, (D) all interest on any Senior Unsecured Debt under any Senior Unsecured Debt Documents and (E) all interest under any Additional First Lien Documents, (ii) payments to Lender Counterparties under Permitted Hedging Agreements (other than Hedging Termination Values), and (iii)(A) any other First Lien Obligations pursuant to the Secured Credit Documents (but excluding amounts payable under clause Fourth) and (B) any other obligations pursuant to any Senior Unsecured Debt Documents (but excluding amounts payable under clause Fourth), in each case, that are then due and payable, becoming due and payable on the date of the requested transfer or becoming due and payable on or prior to the immediately succeeding Quarterly Payment Date and as set forth in a Revenue Account Transfer Certificate duly completed and delivered in accordance with Section 2.7; provided that if funds available to make such payments are not sufficient to make all such payments, the Depositary Bank shall apply the remaining funds on a pro rata basis based on the amounts owing to each such Person.”

2.4The paragraph beginning with the word “Fourth” in Section 3.1(b) of the Depositary Agreement shall be amended and restated in its entirety as follows:

“Fourth, on each Quarterly Payment Date or from time to time when due, after transfer of amounts in accordance with clauses First, Second and Third on such date, if any, the Depositary Bank shall transfer either (x) to the Debt Service Payment Account or (y) with respect to amounts then due and payable or becoming due and payable on the date of the requested transfer, at the election of the Borrower, directly to the applicable Senior Class Debt Representative, Senior Unsecured Debt Representative or the other applicable Person, to the extent available, an amount set forth on the Revenue Account Transfer Certificate specified below, which equals the sum (without duplication) of (A) the principal amount (including any applicable premium) of (1) all outstanding Credit Extensions, (2) all outstanding principal amounts under the Additional First

Lien Documents and (3) outstanding principal amounts under any Senior Unsecured Debt Documents, (B) payments in respect of Hedging Termination Values (or, to the extent the applicable Lender Counterparty is precluded by virtue of any consent to assignment from terminating any such agreement at such time, the amount which would be due if such Permitted Hedging Agreement were terminated), in each case, that are then due and payable, becoming due and payable on the date of the requested transfer or becoming due and payable on or prior to the immediately succeeding Quarterly Payment Date, and (C) from time to time when due, the Depositary Bank shall transfer to the applicable L/C Cash Collateral Account, to the extent available, an amount set forth on the Revenue Account Transfer Certificate specified below, payments that are then due and payable under Section 2.21(d) of the Credit Agreement, in each case as set forth in a Revenue Account Transfer Certificate duly completed and delivered in accordance with Section 2.7; provided that if funds available to make such payments are not sufficient to make all such payments, the Depositary Bank shall apply the remaining funds on a pro rata basis based on the amounts owing to each such Person.”

2.5The paragraph beginning with the word “Ninth” in Section 3.1(b) of the Depositary Agreement shall be amended and restated in its entirety as follows:

“Ninth, (i) on any Quarterly Payment Date, after the application of funds provided for in clauses First, Second, Third, Fourth, Fifth, Sixth, Seventh and Eighth on such date, if any, (1) to the extent any funds remain on deposit in the Revenue Account and (2) to the extent the Borrower has directed the Depositary Bank in the applicable Revenue Account Transfer Certificate duly completed and delivered in accordance with Section 2.7, the Depositary Bank shall transfer an amount up to the Borrower’s Available Cash (as defined in the CQP LP Agreement) to the Local Distribution Account of the Borrower, as set forth in a Revenue Account Transfer Certificate duly completed and delivered in accordance with Section 2.7 and (ii) on any True-Up Date, to the extent the Borrower has directed the Depositary Bank in the applicable Revenue Account Transfer Certificate duly completed and delivered in accordance with Section 2.7, the Depositary Bank shall transfer an amount up to (taking into account any transfers previously made in respect of the prior Fiscal Quarter) the Borrower’s Available Cash (as defined in the CQP LP Agreement) for the prior Fiscal Quarter to the Local Distribution Account of the Borrower, as set forth in a Revenue Account Transfer Certificate duly completed and delivered in accordance with Section 2.7.”

2.6Exhibit E to the Depositary Agreement is hereby amended and restated in its entirety as set forth in Annex 1 hereto.

Section 3.    Amendments to Intercreditor Agreement. Each of the Borrower, the Administrative Agent and the Collateral Agent (in each case, at the direction of the Lenders party to this Amendment (constituting the Requisite Lenders)) agrees that:

3.1The definition of Senior Class Debt Representative shall be amended and restated in its entirety as follows:

““Senior Class Debt Representative” means, with respect to the Credit Agreement Obligations, the Credit Agreement Administrative Agent, and with respect to any Additional First

Lien Debt, the Additional Agent representing such Additional First Lien Debt pursuant to the Additional First Lien Documents applicable to such Additional First Lien Debt that becomes and remains a party hereto in accordance with Section 6.13 unless such Additional First Lien Debt has become Senior Unsecured Debt (as defined in the Depositary Agreement).”

3.2The following sentence is hereby added to the end of Section 6.13:

“Notwithstanding anything herein to the contrary, the Credit Agreement Obligations or the Additional First Lien Debt, as applicable, shall no longer constitute First Lien Obligations hereunder to the extent that such Series of First Lien Obligations becomes Senior Unsecured Debt (as defined in the Depositary Agreement). Upon the Additional First Lien Debt becoming Senior Unsecured Debt, the Senior Class Debt Representative representing such Series of First Lien Obligations shall (A) send a written notice to the Collateral Agent and the Borrower notifying the Collateral Agent and the Borrower that it is no longer a Senior Class Debt Representative and the Credit Agreement Obligations or the Additional First Lien Debt, as applicable, that such Person represents no longer constitutes First Lien Obligations and (B) withdraw as a party to this Agreement.”

Section 4.    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that:

4.1no Default or Event of Default has occurred and is continuing as of the date hereof or will result from the consummation of the transactions contemplated by the Amendment; and

4.2each of the representations and warranties of the Borrower in the Credit Agreement and the other Financing Documents is true and correct in all material respects except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects, on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date).

Section 5.    Effectiveness. This Amendment shall become effective as of the date hereof upon the Administrative Agent receiving executed counterparts of this Amendment by each of the Borrower, the Collateral Agent, the Administrative Agent and the Requisite Lenders.

Section 6.    Financing Document. This Amendment constitutes a Financing Document as such term is defined in, and for purposes of, the Credit Agreement.

Section 7.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT ANY REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 8.    Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 9.    Binding Nature and Benefit. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns.

Section 10.    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or portable document format (“pdf’) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 11.    No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Credit Agreement, Depositary Agreement, the Intercreditor Agreement and the other Financing Documents shall continue unchanged and shall remain in full force and effect. Each amendment granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.

Section 12.    Consents; Direction to Administrative Agent and Collateral Agent.

12.1By their signature below, each of the Term Lenders and Revolving Lenders party hereto, constituting the Requisite Lenders, hereby:

(a)	authorizes and consents to the Borrower making Restricted Payments on Quarterly Payment Dates and True-Up Dates in accordance with the Financing Documents;

(b)
authorizes and consents to any and all amendments and other modifications to each of the Financing Documents, the exhibits and schedules thereto and each other ancillary document, in each case, to the extent necessary or appropriate, in the reasonable opinion of the Administrative Agent to reflect and/or effect the amendments and modifications set forth in this Amendment; and

(c)	directs the Administrative Agent to (i) execute this Amendment and (ii) direct the Collateral Agent and Depositary Bank to execute this Amendment.

12.2By its signature below, the Administrative Agent, as Controlling Agent (as defined in the Intercreditor Agreement) directs the Collateral Agent and the Depositary Bank to execute this Amendment.

[Remainder of the page left intentionally blank.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

CHENIERE ENERGY PARTNERS,
L.P.,
as Borrower

By:	Cheniere Energy Partners GP, LLC, its
general partner

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Vice President and Treasurer

CHENIERE ENERGY INVESTMENTS,
LLC,
as Subsidiary Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CHENIERE PIPELINE GP INTERESTS, LLC,
as Subsidiary Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CHENIERE CREOLE TRAIL PIPELINE, L.P.,
as Subsidiary Guarantor

By: CHENIERE PIPELINE GP INTERESTS,
LLC, its general partner

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT

SABINE PASS LNG, L.P.,
as Subsidiary Guarantor

By:	SABINE PASS LNG-GP, LLC,
its General Partner

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SABINE PASS LNG-GP, LLC,
as Subsidiary Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SABINE PASS LNG-LP, LLC,
as Subsidiary Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SABINE PASS TUG SERVICES, LLC,
as Subsidiary Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD,
as Administrative Agent and Controlling
Agent under the Intercreditor Agreement

By:	/s/ Lawrence Blat
Name: Lawrence Blat
Title: Authorized Signatory

MUFG UNION BANK, N.A.,
as the Collateral Agent and Depositary
Bank

By:	/s/ Fernando Moreyra
Name: Fernando Moreyra
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD,
as Lender

By:	/s/ Saad Iqbal
Name: Saad Iqbal
Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SOCIÉTÉ GÉNÉRALE,
as Lender

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

INDUSTRIAL AND COMMERCIAL
BANK OF CHINA LIMITED SEOUL
BRANCH,
as Lender

By:	/s/ Niu, Jianjun
Name: Niu, Jianjun
Title: General Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

INDUSTRIAL AND COMMERCIAL
BANK OF CHINA LIMITED NEW
YORK BRANCH,
as Lender

By:	/s/ Guoshen Sun
Name: Guoshen Sun
Title: Deputy General Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

INTESA SANPAOLO S.P.A., NEW
YORK, BRANCH,
as Lender

By:	/s/ Francesco DiMario
Name: Francesco DiMario
Title: First Vice President

By:	/s/ Nicholas A. Matacchieri
Name: Nicholas A. Matacchieri
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Travis Watson
Name: Travis Watson
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MIZUHO BANK, LTD.,
as Lender

By:	/s/ Brian Caldwell
Name: Brian Caldwell
Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SUMITOMO MITSUI BANKING
CORPORATION,
as Lender

By:	/s/ Juan Kreutz
Name: Juan Kreutz
Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MORGAN STANLEY SENIOR
FUNDING, INC.,
as Lender

By:	/s/ Pat Layton
Name: Pat Layton
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH,
as Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HSBC BANK USA, NATIONAL
ASSOCIATION,
as Lender

By:	/s/ Raphael Dumas
Name: Raphael Dumas
Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as Lender

By:	/s/ Jim King
Name: Jim King
Title: Authorized Signatory

By:	/s/ Joshua Hogarth
Name: Joshua Hogarth
Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

lNG CAPITAL LLC,
as Lender

By:	/s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Managing Director

By:	/s/ Cheryl LaBelle
Name: Cheryl LaBelle
Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT